                                                                             (d)

Shares            COMMON SHARES
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001

                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this certificate may not be owned or         THIS CERTIFICATE
                  transferred directly or indirectly, by or to (I) the United            IS TRANSFERABLE IN
                  States, or any state or political subdivision thereof, any             BOSTON OR IN NEW YORK CITY
                  foreign government, any international organization or any agency
                  or instrumentality of any of the foregoing, (II) any organization      CUSIP
                  (other than a farmer's cooperative described in ss. 521 of the         SEE REVERSE FOR CERTAIN DEFINITIONS
                  Internal Revenue Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in ss. 1381
                  (A)(2)(C) of the Code.

                       BLACKROCK MUNICIPAL INCOME TRUST II


         THIS CERTIFIES THAT




         IS THE OWNER OF




         FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock [       ] Municipal Income Trust II, transferable on the
         books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                         (BOSTON)
BY                TRANSFER AGENT AND REGISTRAR



     AUTHORIZED SIGNATURE             SECRETARY                    PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common           UNIF GIFT MIN ACT--.......Custodian........
         TEN ENT  - as tenants by the entireties                      (Cust)           (Minor)
         JT TEN   - as joint tenants with right
                    of survivorship and not as                        Act................
                    tenants in common                                       (State)


                    Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)





____________________________________________________ Common Shares of Beneficial
Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated__________________


                                      X ________________________________________


                                      X ________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.



                                        2